AMERICAN GOLD RESOURCES CORPORATION
                                333 Clay Street, Suite 4900
                                   Houston, Texas  77002
                                      (713) 654-3004
                                 (713) 654-9228-Facsimile

January 2, 1995

Mr. Tom Bradley
President
Americomm Corporation
5147 S. Harvard, Suite 122
Tulsa, Oklahoma  74135

                 RE: Assignment of Exploration Agreement ("Agreement") Between North Lily Mining Company ("NLMC") and American Gold Resources Corporation ("AGR"), Dated June 6, 1991 - Pioneer Project - Powell County, Montana
                      ______________________________________________________

Dear Tom:

Further to our letter agreement dated December 29, 1992, please be advised that effective today, item 2 as outlined in the letter agreement will no longer be valid. As you will recall, this provision provided for a 3%
NSR to be retained by AGR on all properties which were dropped by North Lily and subsequently picked-up by Americomm.

Should you have any questions, please do not hesitate to contact me.

Yours very truly,

AMERICAN GOLD RESOURCES CORPORATION



Daniel C. Idzal
DANIEL C. IDZAL
President & CEO